SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                      September 10, 1997 (August 18, 1997)


                        VERMONT FINANCIAL SERVICES CORP.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                     0-11012                03-0284445
(State or Other Jurisdiction of     (Commission File         (IRS Employer
        Incorporation)                  Number)          Identification Number)


                                 100 Main Street
                           Brattleboro, Vermont 05301
                    (Address of Principal Executive Offices)


                                  802-257-7151
                         (Registrant's Telephone Number,
                              including Area Code)


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Item 5.  OTHER EVENTS.

         On August 18, 1997, Vermont Financial Services Corp. announced that it would effect a 2-for-1 stock split in the form of a 100% stock dividend. Shares of common stock under the split would be issuable to shareholders of record as of September 12, 1997.

         Certain additional information regarding the announcement is contained in Vermont Financial Service Corp.'s press release dated August 18, 1997, included as an exhibit hereto and incorporated herein.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         99.1 Press Release of Vermont Financial Services Corp. dated August 18, 1997








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Vermont Financial Services Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        VERMONT FINANCIAL SERVICES CORP.



Date: September 10, 1997                By:/s/John D. Hashagen, Jr.
                                        John D. Hashagen, Jr.
                                        President and Chief Executive Officer







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